Share Premium	12 Months Ended
Jun. 30, 2025
Share Premium [Abstract]
Share Premium
10.	Share Premium

Share premium includes any premiums received on the issue of the Company’s Class A Ordinary Shares. Any transaction costs associated with the issuing of shares are deducted from share premium, net of any related income tax benefits.